UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2011

ADVAXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

00028489	02-0563870
(Commission File Number)	(IRS Employer Identification Number)

305 College Road East
Princeton, New Jersey 08540
(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 452-9813

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 16, 2011, Advaxis, Inc. issued a press release reporting preliminary data from its ADXS-HPV Phase 2 trial in patients with recurrent/refractory cervical cancer at AACR India. A copy of the press release, which is attached as Exhibit 99.1 to this Current Report, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1 Advaxis, Inc. press release, dated December 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2011	Advaxis, Inc.

	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Advaxis, Inc. press release, dated December 16, 2011.